OTHER NON-CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
OTHER NON-CURRENT LIABILITIES	Other Non-Current Liabilities

	As at December 31, 2020	As at December 31, 2019
Deposit on Pascua-Lama silver sale agreement[1]	$149	$—
Deposit on Pueblo Viejo gold and silver streaming agreement[2]	447	425
Long-term income tax payable	321	241
GoT shareholder loan (note 4)	167	—
Pueblo Viejo JV partner shareholder loan	42	—
Provision for offsite remediation	50	52
Other	92	105
	$1,268	823
[1]Reclassified from other current liabilities.
[2]Revenues of $53 million were recognized in 2020 (2019: $43 million) through the draw-down of our streaming liabilities relating to a contract in place at Pueblo Viejo.
Pueblo Viejo Shareholder Loan
In November 2020, Pueblo Viejo entered into a $1.3 billion loan facility agreement with its shareholders (the “PV Shareholder Loan”) to provide long-term financing to expand the mine. The shareholders will lend funds pro rata in accordance with their shareholding in Pueblo Viejo. The PV Shareholder Loan is broken up into two facilities: $0.8 billion of funds that can be drawn on a pro rata basis until June 30, 2022 (“Facility I”) and $0.5 billion of funds that can be drawn on a pro rata basis until June 30, 2025 (“Facility II”). Amortized repayments for Facility I are due to begin twice yearly on the scheduled repayment dates after the earlier of full drawdown of Facility I or June 30, 2022, with a final maturity date of February 28, 2032. Amortized repayments for Facility II are due to begin twice yearly on the scheduled repayment dates after the earlier of full drawdown of Facility II or June 30, 2025, with a final maturity date of February 28, 2035. The interest rate on drawn amounts is LIBOR plus 400 basis points. During 2020, $104 million was drawn on Facility I, including $42 million from Barrick’s Pueblo Viejo JV partner.

Pascua-Lama Silver Sale Agreement
Our silver sale agreement with Wheaton requires us to deliver 25 percent of the life of mine silver production from the Pascua-Lama project once it is constructed and required delivery of 100 percent of silver production from the Lagunas Norte, Pierina and Veladero mines until March 31, 2018. In return, we were entitled to an upfront cash payment of $625 million payable over three years from the date of the agreement, as well as ongoing payments in cash of the lesser of $3.90 (subject to an annual inflation adjustment of 1 percent starting three years after project completion at Pascua-Lama) and the prevailing market price for each ounce of silver delivered under the agreement. An imputed interest expense was being recorded on the liability at the rate implicit in the agreement. The liability plus imputed interest was amortized based on the difference between the effective contract price for silver and the amount of the ongoing cash payment per ounce of silver delivered under the agreement. The completion date guarantee under the silver sale agreement for Pascua-Lama was originally December 31, 2015 but was subsequently extended to June 30, 2020. Per the terms of the amended silver purchase agreement, if the requirements of the completion guarantee were not satisfied by June 30, 2020, then Wheaton had the right to terminate the agreement within 90 days of that date, in which case, they would have been entitled to the return of the upfront consideration paid less credit for silver delivered up to the date of that event.
In the fourth quarter of 2019, we completed a study of the Pascua-Lama project and concluded that we do not have a plan that meets our investment criteria under our current assumptions. As a result, the deferred revenue liability was derecognized, and a current liability was recognized for the cash liability payable to Wheaton of $253 million. This adjustment resulted in $628 million recorded in Other Income for the year ended December 31, 2019 (refer to note 9) and recognizes the significant uncertainty with the timing and quantity of the delivery of any future silver production from Pascua-Lama.
Given that, as of September 28, 2020, Wheaton had not exercised its termination right, a residual liability of $253 million remains due on September 1, 2039 (assuming no future deliveries are made). This residual cash liability was remeasured to $148 million as at September 30, 2020, being the present value of the liability due in 2039 discounted at a rate estimated for comparable liabilities, including Barrick's outstanding debt. This remeasurement resulted in a gain of $104 million recorded in Other Income (refer to note 9A) for the year ended December 31, 2020. The liability of $148 million was reclassified from other current liabilities to other non-current liabilities as at September 30, 2020 and will be measured at amortized cost in future periods. The liability has a balance of $149 million as at December 31, 2020.

Pueblo Viejo Gold and Silver Streaming Agreement
On September 29, 2015, we closed a gold and silver streaming transaction with Royal Gold, Inc. (“Royal Gold”) for production linked to Barrick’s 60 percent interest in the Pueblo Viejo mine. Royal Gold made an upfront cash payment of $610 million and will continue to make cash payments for gold and silver delivered under the agreement. The $610 million upfront payment is not repayable and Barrick is obligated to deliver gold and silver based on Pueblo Viejo’s production. We have accounted for the upfront payment as deferred revenue and will recognize it in earnings, along with the ongoing cash payments, as the gold and silver is delivered to Royal Gold. We will also be recording accretion expense on the deferred revenue balance as the time value of the upfront deposit represents a significant component of the transaction.
    Under the terms of the agreement, Barrick will sell gold and silver to Royal Gold equivalent to:
•7.5 percent of Barrick’s interest in the gold produced at Pueblo Viejo until 990,000 ounces of gold have been delivered, and 3.75 percent thereafter.
•75 percent of Barrick’s interest in the silver produced at Pueblo Viejo until 50 million ounces have been delivered, and 37.5 percent thereafter. Silver will be delivered based on a fixed recovery rate of 70 percent. Silver above this recovery rate is not subject to the stream.

Barrick will receive ongoing cash payments from Royal Gold equivalent to 30 percent of the prevailing spot prices for the first 550,000 ounces of gold and 23.1 million ounces of silver delivered. Thereafter payments will double to 60 percent of prevailing spot prices for each subsequent ounce of gold and silver delivered. Ongoing cash payments to Barrick are tied to prevailing spot prices rather than fixed in advance, maintaining exposure to higher gold and silver prices in the future.